Exhibit 10.1
FIFTH THIRD BANK, NATIONAL ASSOCIATION
38 Fountain Square Plaza
Cincinnati, Ohio 45202

October 16, 2024

Mammoth Energy Services, Inc.
14201 Caliber Drive, Suite 300
Oklahoma City, Oklahoma 73134

Re:    PREPA Letter of Credit

Ladies and Gentlemen:
Reference is made to the following:

(a)the Revolving Credit Agreement (the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed thereto in the Credit Agreement), dated as of October 16, 2023, by and among Mammoth Energy Services, Inc., a Delaware corporation, as Borrower, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto, and Fifth Third Bank, National Association, as Agent; and
(b)the Release and Settlement Agreement (the “Settlement Agreement”), dated July 22, 2024, by and among Cobra Acquisitions LLC (“Cobra”), the Puerto Rico Electric Power Authority, and the Financial Oversight and Management Board for Puerto Rico, in its capacity as the sole Title III representative for PREPA.
Each of Borrower and Cobra have advised Agent that it intends to enter into the Letter of Credit Reimbursement Agreement, dated as of the date hereof (the “Reimbursement Agreement”), pursuant to a which Cobra will, among other things, deposit cash collateral into a blocked deposit account at Fifth Third Bank, National Association, as security for Cobra’s obligations under the Reimbursement Agreement. As a result, Borrower has requested that Agent and the Lenders enter into this letter agreement to, among other things, amend the Credit Agreement to permit the transactions contemplated by the Reimbursement Agreement, including the issuance of one more letters of credit to satisfy Cobra’s obligations under the Settlement Agreement.

Accordingly, subject to the satisfaction of the conditions precedent set forth herein, Agent, Borrower and the other Loan Parties hereby agree that the Credit Agreement is amended as follows:

1.Section 1.1 (Certain Defined Terms) of the Credit Agreement is amended by adding the following new defined terms thereto (in the correct alphabetical order):
“Reimbursement Agreement” means, collectively, (a) that certain Letter of Credit Reimbursement Agreement, dated as of October 16, 2024, by and among Mammoth, Cobra Acquisitions LLC and Fifth Third Bank, National Association, and (b) any letters of credit issued pursuant thereto.

Mammoth Energy Services, Inc.
October 16, 2024

“Securities Account Control Agreement” means, with respect to any securities account, an agreement in form and substance reasonably satisfactory to Agent, among Agent, the financial institution or other Person at which such securities account is maintained and the Loan Party maintaining such securities account, effective for Agent to obtain “control” (within the meaning of Articles 8 and 9 under the UCC) of such securities account.
2.Section 1.1 (Certain Defined Terms) of the Credit Agreement is further amended by deleting the definition of “Excluded Accounts” in its entirety and inserting the following in lieu thereof:
“Excluded Accounts” means (a) any zero-balance accounts, as long as any deposits or funds in any such accounts are transferred at least once each Business Day to a Deposit Account subject to a Deposit Account Control Agreement (including, at any time following the exercise of exclusive control by Agent under the applicable Deposit Account Control Agreement with respect to such Deposit Account), (b) any payroll, withholding tax and other fiduciary accounts, in each case solely to the extent such accounts contain only amounts designated for payment of current payroll, withholding tax and other fiduciary liabilities, (c) any other deposit accounts as long as the aggregate balance for all such Loan Parties in all such other accounts does not exceed $1,000,000 at any time, (d) any cash collateral deposit account required pursuant to the Reimbursement Agreement; and (e) any securities accounts as long as the aggregate balance for all such Loan Parties in all such other accounts does not exceed $1,000,000 at any time.
3.Section 5.3 (Indebtedness) of the Credit Agreement is amended by (a) deleting the word “and” at the end of clause (n) thereof, (b) deleting the “.” at the end of the clause (o) thereof and replacing it with “; and” and (c) adding the following new clause (p) thereto (immediately following the end of clause (o) thereof) as follows:
(p)    Indebtedness arising under the Reimbursement Agreement.
4.Section 5.6 (Contingent Obligations) of the Credit Agreement is amended by deleting clause (h) thereof in its entirety and inserting the following in lieu thereof:
(h)    Contingent Obligations under (i) the Loan Documents and (ii) the Reimbursement Agreement.
5.Section 5.7 (Liens) of the Credit Agreement is amended by (a) first, replacing “(r)” at the beginning of the last clause thereof with “(h)” to cure the auto-lettering defect; and (b) second, after giving effect thereto, (i) deleting the word “and” at the end of clause (g) thereof, (ii) deleting “.” at the end of clause (h) thereof and inserting “; and” in lieu thereof, and (iii) adding the following new clause (i) thereto (immediately following the end of such clause (h) thereof) as follows:
(i)    Liens on cash and Cash Equivalents securing obligations incurred pursuant to the Reimbursement Agreement.
6.Annex B (Cash Management Systems) to the Credit Agreement is amended by inserting a new clause (k) (immediately following clause (j) thereof) as follows:

Mammoth Energy Services, Inc.
October 16, 2024

(k)    Except with respect to any Excluded Accounts, no Loan Party shall open, acquire or maintain any Deposit Account or securities account (i) with any financial institution or securities intermediary other than Fifth Third Bank, N.A. and/or its Affiliates and (ii) without making such Deposit Account or securities account subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as applicable, within 120 days (or such later date as Agent may agree in its sole discretion), after the opening or acquisition thereof.
As a condition precedent to the effectiveness of this letter agreement, including the foregoing amendments to the Credit Agreement, on the date of this letter agreement, Borrower shall deliver, or cause to be delivered, to Agent fully executed counterparts of this letter agreement and the Reimbursement Agreement.
Each Loan Party hereby acknowledges and agrees that (i) except as expressly set forth herein, this letter agreement is not intended to constitute, and should not be construed as, any kind of amendment, consent, waiver or other agreement related to, the Credit Agreement or the other Loan Documents; and (ii) the amendments contained herein do not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Agent or any Lender to consider or agree to any future amendment, consent, waiver or other agreement and, in the event Agent or any Lender subsequently agrees to consider any future amendment, consent, waiver or other agreement, neither the amendments contained herein nor any other conduct of Agent or any Lender shall be of any force or effect on Agent’s or any Lender’s consideration or decision with respect thereto.
Each Loan Party, as a material inducement to Agent and the undersigned Lenders to enter into this letter agreement hereby (a) represents and warrants that (i) as of the date hereof, each of the representations and warranties set forth in the Credit Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent that such representations or warranties expressly relate to an earlier date in which case such representations or warranties are true or correct in any material respect as of such earlier date (except that such material qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); (ii) as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document; (iii) such Loan Party has the power and is duly authorized to enter into, deliver and perform its obligations under this letter agreement; and (iv) each of this letter agreement and the Credit Agreement, as modified hereby, is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by Debtor Relief Laws; (b) reaffirms each of the agreements, covenants and undertakings set forth in the Credit Agreement and each other Loan Document to which it is a party, in each case, as modified by the terms of this letter agreement; and (c) acknowledges and agrees that no right of offset, defense, counterclaim, recoupment, claim, cause of action or objection in favor of such Loan Party against Agent or any Lender exists as of the date hereof arising out of or with respect to (i) this letter agreement, the Credit Agreement or any other Loan Document or (ii) any other document now or heretofore evidencing, securing or in any way relating to the foregoing.

Mammoth Energy Services, Inc.
October 16, 2024

This letter agreement constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents. Sections 1.4 (Other Definitional Provisions and References), 12.12 (Governing Law; Submission to Jurisdiction), 12.13 (Waiver of Jury Trial), and 12.15 (Counterparts; Integration) of the Credit Agreement are incorporated herein mutatis mutandis.

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Please confirm your agreement to the foregoing by signing and returning this letter agreement to us.

Very truly yours,

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Agent and the sole Lender

By: /s/ James Zamborsky
Name: James O. Zamborsky
Title: Vice President

Acknowledged and agreed:

MAMMOTH ENERGY SERVICES, INC.
5 STAR ELECTRIC, LLC
ANACONDA MANUFACTURING LLC
ANACONDA RENTALS LLC
AQUAHAWK ENERGY LLC
AQUAWOLF LLC
BARRACUDA LOGISTICS LLC
BISON DRILLING AND FIELD SERVICES LLC
BISON SAND LOGISTICS LLC
BISON TRUCKING LLC
BLACK MAMBA ENERGY LLC
COBRA ACQUISITIONS LLC
COBRA AVIATION SERVICES LLC
DIRE WOLF ENERGY SERVICES LLC
FALCON FIBER SOLUTIONS LLC
GREAT WHITE SAND TIGER LODGING LTD.
HIGHER POWER ELECTRICAL, LLC
IFX TRANSPORT LLC
IVORY FREIGHT SOLUTIONS LLC
LEOPARD AVIATION LLC
LION POWER SERVICES LLC
MAKO ACQUISITIONS LLC
MAMMOTH ENERGY INC.
MAMMOTH ENERGY PARTNERS LLC
MAMMOTH EQUIPMENT LEASING II LLC
MAMMOTH EQUIPMENT LEASING LLC
MR. INSPECTIONS LLC
MUSKIE PROPPANT LLC
ORCA ENERGY SERVICES LLC
PANTHER DRILLING SYSTEMS LLC
PIRANHA PROPPANT LLC
PREDATOR AVIATION LLC
PYTHON EQUIPMENT LLC
REDBACK COIL TUBING LLC
REDBACK ENERGY SERVICES LLC
REDBACK PUMPDOWN SERVICES LLC
SAND TIGER HOLDINGS INC.
SEAWOLF ENERGY SERVICES LLC
SILVERBACK ENERGY LLC
SILVERBACK LOGISTICS LLC
SOUTH RIVER ROAD, LLC
STINGRAY CEMENTING AND ACIDIZING LLC
STINGRAY CEMENTING LLC
STINGRAY ENERGY SERVICES LLC
STINGRAY PRESSURE PUMPING LLC

(continued from previous column)

STURGEON ACQUISITIONS LLC
TAYLOR FRAC, LLC
TAYLOR REAL ESTATE INVESTMENTS, LLC
TIGER SHARK LOGISTICS LLC
WOLVERINE SAND LLC
WTL OIL, LLC

By: /s/ Mark Layton
Name:    Mark Layton
Title:    Chief Financial Officer